TILSON INVESTMENT TRUST

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TILSON FOCUS FUND

TILSON DIVIDEND FUND

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SUPPLEMENT

Dated April 4, 2008

This Supplement to the Prospectus (“Prospectus”) and the Statement of Additional Information (“SAI”), both dated February 28, 2008, for the Tilson Focus Fund and the Tilson Dividend Fund (“Funds”), each a series of Tilson Investment Trust (“Trust”), updates the Prospectus and SAI to revise the information as described below. Together with the Funds’ Prospectus and SAI, both dated February 28, 2008, this Supplement to the Prospectus and SAI constitutes the Funds’ current Prospectus and SAI. For further information, please contact the Funds toll-free at 1-888-4TILSON (1-888-484-5766). You may also obtain additional copies of the Funds’ Prospectus and SAI, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Funds toll-free at the number above.

•	On page 21 of the Prospectus, the section entitled “Minimum Investment” should be deleted and replaced with the following:

MINIMUM INVESTMENT

The Funds’ shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. The minimum initial investment is $1,500 ($1,000 under an automatic investment plan) and the minimum additional investment is $100 ($50 under an automatic investment plan). Each of the Funds may, in the Advisor’s or Sub-Advisor’s (in the case of the Dividend Fund) sole discretion, accept certain accounts with less than the minimum investment.

•	On page 26 of the Prospectus, the section entitled “Systematic Withdrawal Plan” should be deleted and replaced with the following:

Systematic Withdrawal Plan. A shareholder who owns shares of one or more of the Funds valued at $1,500 or more at the current offering price may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) to receive a monthly or quarterly check in a stated amount (not less than $50). Each month or quarter, as specified, the particular Fund(s) will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Funds or paid in cash. Call or write the Funds for an application form.

•	On page 27 of the Prospectus, the section entitled “Minimum Account Size” should be deleted and replaced with the following:

Minimum Account Size. The Trustees reserve the right to redeem involuntarily any account having a NAV of less than $1,500 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days’ prior written notice. If the shareholder brings his account NAV up to at least $1,500 during the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax.

Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

•	On page 28 of the SAI, the section entitled “Systematic Withdrawal Plan” should be deleted and replaced with the following:

Systematic Withdrawal Plan. Shareholders owning shares with a value of $1,500 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing a Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. Each Fund has the capacity to electronically deposit the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Funds. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Investing in the Funds – Redeeming Your Shares - Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Funds upon 60 days’ written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-888-4TILSON (1-888-484-5766), or by writing to:

Tilson Funds

c/o NC Shareholder Services

116 South Franklin Street

Post Office Box 4365

Rocky Mount, North Carolina 27803-0365

Investors Should Retain This Supplement for Future Reference

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